UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)            June 26, 2006
                                                     ---------------------------

                       Allegheny Technologies Incorporated
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             (Exact name of registrant as specified in its charter)


            Delaware                 1-12001                     25-1792394
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 (State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)

           1000 Six PPG Place, Pittsburgh, Pennsylvania          15222-5479
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              (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code         (412) 394-2800
                                                     ---------------------------

                                       N/A
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         (Former name or former address, if changed since last report).


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act  (17 CFR 240.13e-4(c))


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Item 8.01. Other Events

On June 26, 2006, Allegheny Technologies Incorporated announced that its
Board of Directors has approved a greenfield premium-grade titanium sponge facility to be built in Rowley, UT with an annual capacity of 24 million pounds. This $325 million investment is aimed at increasing ATI's capacity to produce titanium alloys for aerospace and defense applications. Premium-grade sponge is essential for many aerospace applications, including rotating quality titanium alloys used for new jet engines and spare parts. ATI expects initial production to begin in the third quarter 2008.

This Phase IV titanium expansion brings ATI's projected total annual titanium sponge capacity to approximately 40 million pounds. ATI previously announced three titanium sponge capacity increases at its Albany, OR facility amounting to 16 million pounds per year.

The Board's approval of the Phase IV expansion is contingent upon the satisfactory completion of appropriate arrangements relating to the acquisition of and use of property, incentives from the State of Utah and the County of Tooele, and the supply of raw materials and utilities.

A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

       (c)    Exhibits

              Exhibit 99.1 Press release dated June 26, 2006

                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             ALLEGHENY TECHNOLOGIES INCORPORATED


                             By:    /s/ Richard J. Harshman
                                    --------------------------------------------
                                    Richard J. Harshman
                                    Executive Vice President, Finance and
                                    Chief Financial Officer

Dated:  June 26, 2006

                                  EXHIBIT INDEX
                                  -------------


        Exhibit 99.1        Press release dated June 26, 2006